AFL-CIO Housing Investment Trust – Video Transcript

Chang Suh, CFA

CEO, AFL-CIO Housing Investment Trust

“The Housing Investment Trust invests union pension capital to help create affordable housing.”

Ted Chandler

Senior Managing Director, AFL-CIO Housing Investment Trust

“All the construction that we finance is built with 100% union labor.”

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HIT’s Investment Impact*

92,115 Union Construction Jobs

185.2 Million Hours of on-site construction work

*1984 Inception – 4/30/21

Chang Suh, CFA

CEO, AFL-CIO Housing Investment Trust

“When you invest in people, when you invest in training and safety and education, that return, it's infinite.”

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.